UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 18, 2009

MADE IN AMERICA ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	000-24727	59-3485779
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2005 Tree Fork Lane, Suite 101
Longwood, FL	32750
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (954)360-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 18, 2009 with paperwork of an agreed settlement received on March 23, 2010, President, CEO, Director, registered agent and principal shareholder of  Made In America Entertainment, Inc. has retired and transferred the principal ownership of the company to Jacques Danon.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN MOON ENTERTAINMENT, INC.

Dated: March 23, 2010	By:	/s/ Joey DiFrancesco
Joey DiFrancesco
Chief Executive Officer